                                                                    EXHIBIT 99.1






                            FINANCIAL STATEMENTS OF
                           DIAMOND SPORTS GROUP, INC.
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996

                                    CONTENTS


                                                                Pages
                                                                -----
Report of Independent Accountants
    for the year ended December 31, 1996                            1


Financial Statements:
    Balance Sheets                                                  2
    Statements of Operations and Accumulated Deficit                3
    Statements of Cash Flows                                        4
    Notes to Financial Statements                                 5-8

                         [COOPERS & LYBRAND LETTERHEAD]





                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
Diamond Sports Group, Inc.:

We have audited the accompanying balance sheet of Diamond Sports Group, Inc. as of December 31, 1996, and the related statement of operations and accumulated deficit and statement of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diamond Sports Group, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The balance sheet of Diamond Sports Group, Inc. as of June 30,1997, and the related statement of operations and accumulated deficit and statement of cash flows for the six month period then ended have not been audited and, accordingly, we do not express an opinion on them.

As explained in Note 8 to the financial statements, Diamond Sports Group, Inc. was acquired on June 30, 1997.



/s/ COOPERS & LYBRAND L.L.P.

Greensboro, North Carolina
January 16, 1998

                           DIAMOND SPORTS GROUP, INC.
                                 BALANCE SHEETS
              as of June 30, 1997 (unaudited) and December 31, 1996

                                   ----------

                                                                              June 30,       December 31,
      ASSETS                                                                    1997             1996
                                                                            -----------      -----------
                                                                            (UNAUDITED)
Current assets:
   Cash and cash equivalents                                                $    77,281      $    47,916
   Receivables:
      Trade                                                                     248,323           55,463
      Other                                                                      32,248           40,000
   Inventories                                                                  291,082           28,807
   Advance hospitality payments                                                 146,517           88,196
                                                                            -----------      -----------
               Total current assets                                             795,451          260,382

Property and equipment, net                                                     341,508          332,777
Other assets                                                                      1,749            2,143
                                                                            -----------      -----------
               Total assets                                                 $ 1,138,708      $   595,302
                                                                            ===========      ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current portion of long term debt                                        $     2,670      $     2,670
   Line of credit                                                               240,000           40,000
   Capital lease obligation                                                     298,879          298,879
   Accounts payable                                                             283,250          100,072
   Accrued expenses                                                              16,225            7,484
   Deferred revenue                                                             361,404          255,844
   Other liabilities                                                             22,400               --
                                                                            -----------      -----------
               Total current liabilities                                      1,224,828          704,949

Long term debt                                                                    4,328            5,087
                                                                            -----------      -----------
               Total liabilities                                              1,229,156          710,036
                                                                            -----------      -----------

Stockholders equity:
   Class A common shares, no par value, 50,000 shares authorized,
      10,000 shares issued and outstanding                                           10               10
   Class B common shares, 50,000 shares authorized,
      10,000 shares issued and outstanding                                           10               10
   Shareholder loans receivable                                                 (12,989)         (12,989)
   Accumulated deficit                                                          (77,479)        (101,765)
                                                                            -----------      -----------
               Total stockholders equity (deficit)                              (90,448)        (114,734)
                                                                            -----------      -----------

               Total liabilities and stockholders equity                    $ 1,138,708      $   595,302
                                                                            ===========      ===========

    The accompanying notes are an integral part of the financial statements.

                           DIAMOND SPORTS GROUP, INC.
                          STATEMENTS OF OPERATIONS AND
                               ACCUMULATED DEFICIT
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996

                                   ----------

                                                   June 30,       December 31,
                                                     1997             1996
                                                 -----------      -----------
                                                 (UNAUDITED)
Net sales                                        $ 1,211,996      $ 1,084,198
Cost of goods sold                                   833,617          834,369
                                                 -----------      -----------
        Gross profit                                 378,379          249,829
Selling, general and administrative expenses         330,847          321,802
                                                 -----------      -----------
        Operating income (loss)                       47,532          (71,973)
Other  income (expense):
    Interest expense                                 (24,750)         (11,332)
    Other income, net                                  1,504            3,080
                                                 -----------      -----------

        Net income (loss)                             24,286          (80,225)

Accumulated deficit at beginning of year            (101,765)         (21,540)
                                                 -----------      -----------

Accumulated deficit at end of year               $   (77,479)     $  (101,765)
                                                 ===========      ===========





    The accompanying notes are an integral part of the financial statements.

                           DIAMOND SPORTS GROUP, INC.
                            STATEMENTS OF CASH FLOWS
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996

                                   ----------


                                                                                 June 30,        December 31,
                                                                                   1997              1996
                                                                               ------------      ------------
                                                                                (UNAUDITED)
Cash flows from operating activities:
    Net income/(loss)                                                          $     24,286      $    (80,225)
    Adjustments to reconcile net income/loss to net cash used in operating activities:
        Depreciation and amortization                                                12,458             9,607
        Change in operating assets and liabilities:
         Trade receivables                                                         (192,860)          (55,443)
         Other receivables                                                            7,752           (40,000)
         Inventories                                                               (262,275)          (28,807)
         Advance hospitality payments                                               (58,321)           54,654
         Other noncurrent assets                                                        394               448
         Accounts payable and accrued expenses                                      191,919            52,385
         Deferred revenue                                                           105,560            86,994
         Other liabilities                                                           22,400                --
                                                                               ------------      ------------
                      Net cash used in operating activities                        (148,687)             (387)
                                                                               ------------      ------------

Cash flows from investing activities:
    Purchases of property and equipment                                             (21,189)          (30,811)
                                                                               ------------      ------------
                      Net cash used in investing activities                         (21,189)          (30,811)
                                                                               ------------      ------------

Cash flows from financing activities:
    Loans from officers                                                                  --            (8,000)
    Borrowings under line of credit                                                 200,000            65,000
    Proceeds from issuance of long term debt                                             --            48,671
    Payments on line of credit                                                           --           (25,000)
    Repayment of long term debt                                                        (759)               --
    Shareholder loan receivable                                                          --           (12,989)
                                                                               ------------      ------------
                      Net cash provided by financing activities                     199,241            67,682
                                                                               ------------      ------------
                      Increase in cash and cash equivalents                          29,365            36,484
Cash and cash equivalents at beginning of year                                       47,916            11,432
                                                                               ------------      ------------
Cash and cash equivalents at end of year                                       $     77,281      $     47,916
                                                                               ============      ============

Supplemental disclosures of cash flow information:
        Cash paid during the year for interest                                 $     24,750      $     11,332
                                                                               ============      ============

Non-cash investing and financing activities:
    Long term debt issued for vehicle                                                    --      $      8,775
                                                                                                 ============
    Capital lease                                                                        --      $    298,879
                                                                                                 ============






    The accompanying notes are an integral part of the financial statements.

                           DIAMOND SPORTS GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996


1.   DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

     Diamond Sports Group, Inc. (the "Company") is a North Carolina corporation headquartered in Charlotte, North Carolina. The Company is engaged in merchandising NASCAR oriented products and providing motor sports-related hospitality management and corporate promotions.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF ACCOUNTING: The Company uses the accrual basis of accounting.

     INTERIM FINANCIAL DATA: The interim financial data with respect to June 30, 1997 have been prepared without audit; however, in the opinion of management, all adjustments (which are normal and recurring) necessary to present fairly the financial position, results of operations and cash flows at June 30, 1997 and for the six month period then ended, have been made. The results for six months ended June 30, 1997 are not necessarily indicative of the results of operations for a full year.

     CASH AND CASH EQUIVALENTS: The Company's cash and cash equivalents are placed in a major domestic bank which limits the amount of credit exposure. Periodically throughout the year, the Company has maintained balances in excess of federally insured limits of $100,000. Cash equivalents consist of money market funds.

     INVENTORIES: Inventories are stated at lower of cost or market with cost determined by the first-in, first-out method.

     PROPERTY AND EQUIPMENT: Property and equipment are stated at cost. Depreciation is computed by using the straight-line method over the estimated useful lives. Expenditures for repairs and maintenance are charged to expense as incurred. The costs of major renewals and betterments are capitalized. The cost of property and equipment and accumulated depreciation are removed from the accounts upon retirement or other disposition with any resulting gain or loss reflected as other income or expense.

     FINANCIAL INSTRUMENTS: The Company estimates the fair value of existing debt using rates currently available to the Company for debt with similar terms and remaining maturities.

     REVENUE RECOGNITION: Sales and related costs for the merchandising business are recognized at the time of shipment to customers and in the case of hospitality and other services at the time the NASCAR racing event takes place.

                           DIAMOND SPORTS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS, continued
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     INCOME TAXES: The financial statements do not include a provision for income taxes because the taxable income or loss is included in the income tax returns of the individual shareholders under the S corporation election.

     COMMON STOCK: The Company was incorporated on July 21, 1995; 50,000 shares of Class A and 50,000 shares of Class B were authorized. All rights and limitations of Class A and Class B are the same except Class B shares have no voting power.

     SHAREHOLDER LOANS RECEIVABLE: The receivable represent non-interest bearing advances to shareholders without maturity.

     USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   PROPERTY AND EQUIPMENT:

     Property and equipment consisted of the following:

                                                            June 30, 1997  December 31, 1996
                                                            -------------  -----------------
                                                             (unaudited)
                                                            ------------
         Building under capital lease                       $    298,879      $    298,879
         Land and building improvements                           19,345            11,800
         Office machinery and equipment                           35,400            22,544
         Automobiles                                               8,775             8,775
                                                            ------------      ------------
                                                                 362,399           341,998
         Less accumulated depreciation and amortization          (20,891)           (9,221)
                                                            ------------      ------------
                                                            $    341,508      $    332,777
                                                            ============      ============

                           DIAMOND SPORTS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS, continued
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996

4.   FINANCING ACTIVITIES:

     LINE OF CREDIT - The Company maintains a line of credit totaling $350,000 at June 30, 1997 and $200,000 at December 31, 1996 with Wachovia Bank of North Carolina, N.A. (the "Bank") bearing interest based on the Bank's prime rate (8.5% at June 30, 1997 and 8.25% at December 31, 1996) plus 1%, collateralized by substantially all of the Company's assets. Interest rates are established on the date the Company draws on the line of credit and are adjusted periodically. At June 30, 1997 and December 31, 1996, $240,000 and $40,000, respectively, was outstanding on this line of credit. The line of credit is guaranteed by the officers of the Company. The line of credit contains various covenants, the most restrictive of which require the Company to maintain life insurance on certain Diamond Sports Group, Inc. officers.

     LONG TERM DEBT - Long term debt at June 30, 1997 and December 31, 1996 consists of the following:

                                                           June 30,       December 31,
                                                             1997             1996
                                                         ------------     ------------
                                                         (unaudited)
        8.45% note with interest and principal
        payable in monthly installments due
        November 1999                                    $      6,998     $      7,757

                           Less:  current maturities            2,670            2,670
                                                         ------------     ------------
                                                         $      4,328     $      5,087
                                                         ============     ============

     Long-term debt is stated at cost plus accrued interest which approximates fair value.

     The aggregate maturities of long term debt are as follows:

                                     December 31, 1996
                                     -----------------
       1997                             $      2,670
       1998                                    2,670
       1999                                    2,417
                                        ------------
                                        $      7,757
                                        ============



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
                           DIAMOND SPORTS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS, continued
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996


5.   TRANSACTIONS WITH RELATED PARTIES:

     The Company entered into a lease for its building on October 1, 1996 with a company owned by three out of four of the Diamond Sports Group shareholders. The lease term was for three years with an option to purchase the building during the lease and a mandatory purchase requirement by the end of 1999. The lease was capitalized using a rate of 9%. Minimum monthly lease payments were $2,400. Lease payments, representing interest, made during the six-month period ended June 30, 1997 and the year ended December 31, 1996 were $14,700 and $9,200, respectively. During August 1997, the right to purchase the building for $308,000 was exercised, accordingly, the capital lease obligation has been classified as current.

     In 1996, the Company repaid a $8,000 loan from an officer of the Company. The loan was originated in 1995 and the proceeds were used for working capital.

     At October 8, 1996, the Company advanced one officer $3,500. At October 10, 1996, the Company advanced Par 3 Partners, a partnership comprised of three shareholders of the Company, $2,089. At December 31, 1996, the Company advanced three officers $8,000. The aforementioned advances are reflected as reductions of shareholders equity in the balance sheet at June 30, 1997 and December 31, 1996.

6.   LEASES:

     The Company leases a vehicle under a noncancelable operating lease with original terms for 30 months. This lease has an option to purchase the vehicle at fair value at the end of the lease term.

     Rent expense totaled approximately $2,439 for the six months ended June 30, 1997 and $4,878 for the year ended December 31, 1996. As of December 31, 1996, future minimum lease commitments are as follows:

      Year ending December 31:
               1997                                     $4,878
               1998                                      2,033

                           DIAMOND SPORTS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS, continued
            for the six month period ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996


7.   CONCENTRATIONS OF CREDIT RISK:

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable. Although the Company sells its products and services to a significant number of customers, certain major third-party customers comprise substantially all of the customer base. If the financial condition of these customers significantly deteriorates, the Company's operating results could be adversely affected. As of December 31, 1996, approximately 74% of trade receivables were concentrated with seven customers. Although the Company does not require collateral, it performs ongoing evaluations of its customers' financial condition to reduce credit risk. In addition, approximately 50% of 1996 net sales were to one customer.

8.   SUBSEQUENT EVENTS:

     Merger: On June 30, 1997, all of the Class A and Class B Common shares of the Company was acquired by Wheels Sports Group, Inc., a publicly-held North Carolina corporation in exchange for 485,000 shares of Wheels Sports Group, Inc. common stock.





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